EXHIBIT 4.2
                                                                     -----------

                              See Legend on Reverse

                          Incorporated August 24, 1983


INCORPORATED UNDER THE LAWS                           OF THE STATE OF CALIFORNIA

             1                                                  1,200,000

                             SIGNATURE EYEWEAR, INC.

                                   AUTHORIZED


30,000,000 SHARES COMMON STOCK                  5,000,000 SHARES PREFERRED STOCK



This Certifies that               Bluebird Finance Limited                is the
                    -----------------------------------------------------

registered holder of One Million Two Hundred Thousand (1,200,000) Shares of the
                     --------------------------------------------

                     Series A 2% Convertible Preferred Stock

of the above named Corporation, transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

this    18th    day                                 of    April    A.D.   2003
     ----------                                        -----------      --------


      /s/ Michael Prince                        /s/ Bernard Weiss
     ---------------------------               --------------------------
      Michael Prince, Secretary                 Bernard Weiss, President

                     THE SHARES REPRESENTED BY THIS
                     CERTIFICATE HAVE NOT BEEN REGISTERED
                     UNDER THE SECURITIES ACT OF 1933 AND
                     MAY NOT BE TRANSFERRED OR HYPOTHECATED
                     WITHOUT PRIOR REGISTRATION UNDER SAID
                     ACT OR AN EXEMPTION THEREFROM
                     ESTABLISHED TO THE SATISFACTION OF THE
                     ISSUER.

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO ALL OF THE PROVISIONS OF THE ARTICLES OF INCORPORATION AND THE BYLAWS OF SAID CORPORATION, A COPY OF EACH OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION AND MADE A PART HEREOF AS FULLY AS THOUGH THE PROVISIONS OF SAID ARTICLES OF INCORPORATION AND BYLAWS WERE IMPRINTED IN FULL ON THIS CERTIFICATE, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, ASSENTS AND AGREES TO BE BOUND. ANY SHAREHOLDER MAY OBTAIN FROM THE PRINCIPAL OFFICE OF THE CORPORATION, UPON REQUEST AND WITHOUT CHARGE, A COPY OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES OR SERIES OF STOCK AND UPON THE HOLDERS THEREOF BY SAID ARTICLES OF INCORPORATION AND THE BYLAWS.

     For Valued Received ______________________ hereby sell, assign and transfer unto ___________________________________________________________________________

_____________________________________________________________________ Membership

Interests represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________ Attorney

to transfer the said Membership Interests on the books of the within named

Company with full power of substitution in the premise.

     Dated: ___________________  ______________


            In presence of

     ____________________________

     ____________________________

                                      NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                                      MUST CORRESPOND WITH THE NAME AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT, OR ANY CHANGE WHATEVER